UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2022

DIODES INCORPORATED

(Exact name of Registrant as Specified in Its Charter)

Delaware	002-25577	95-2039518
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4949 Hedgcoxe Road, Suite 200
Plano, Texas		75024
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 972 987-3900

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.66 2/3	DIOD	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Results of the Annual Meeting

Diodes Incorporated (the “Company”) submitted the following matters to a vote of its security holders at its 2022 annual meeting of stockholders on May 25, 2022, each of which is described in more detail in the Company’s proxy statement filed with the Securities and Exchange Commission on April 14, 2022: (1) the election of seven persons to the Board of Directors of the Company (the “Board”), each to serve until the next annual meeting of stockholders and until their respective successors have been elected and qualified; (2) the approval of the 2022 Equity Incentive Plan; (3) the approval, on an advisory basis, of the Company’s executive compensation; and (4) the ratification of the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

The results set forth below represent the final voting results as certified by the Inspector of Elections.

1. Election of Directors.

The stockholders elected the following seven directors: Angie Chen Button, Warren Chen, Michael R. Giordano, Keh-Shew Lu, Peter M. Menard, Christina Wen-Chi Sung and Michael K.C. Tsai. The final results of the number of votes cast for and withheld, as well as the number of broker non-votes, as to each nominee for the Board are as follows:

Angie Chen Button	For:	40,267,514
	Against:	381,416
	Abstain:	17,917
	Broker Non-Votes:	1,769,880

Warren Chen	For:	40,106,370
	Against:	542,520
	Abstain:	17,957
	Broker Non-Votes:	1,769.880

Michael R. Giordano	For:	38,782,850
	Against:	1,866,138
	Abstain:	17,859
	Broker Non-Votes:	1,769,880

Keh-Shew Lu	For:	38,517,970
	Against:	2,110,696
	Abstain:	38,181
	Broker Non-Votes:	1,769,880

Peter M. Menard	For:	40,125,319
	Against:	523,539
	Withhold/Abstain:	17,989
	Broker Non-Votes:	1,769,880

Christina Wen-Chi Sung	For:	40,522,137
	Against:	126,316
	Abstain:	18,394
	Broker Non-Votes:	1,769,880

Michael K.C. Tsai	For:	38,681,613
	Against:	1,967,023
	Abstain:	18,211
	Broker Non-Votes:	1,769,880

2. Approval of the 2022 Equity Incentive Plan

The final results of the number of votes cast for and against, as well as the number of abstentions and broker non-votes, as to the approval of the Company’s 2022 Equity Incentive Plan are as follows:

For:	34,548,649
Against:	6,097,194
Abstain:	21,004
Broker Non-Votes:	1,769,880

3. Approval of Executive Compensation

The final results of the number of votes cast for and against, as well as the number of abstentions and broker non-votes, as to the approval of the compensation of the Company’s named executive officers on an advisory basis are as follows:

For:	40,142,489
Against:	501.260
Abstain:	23,098
Broker Non-Votes:	1,769,880

4. Ratification of Appointment of Independent Registered Public Accounting Firm

The final results of the number of votes cast for and against, as well as the number of abstentions and broker non-votes, as to the ratification of the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 are as follows:

For:	39,949,804
Against:	2,462,219
Abstain:	24,704
Broker Non-Votes:	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 26, 2022	DIODES INCORPORATED

	By	/s/ Brett R. Whitmire
Brett R. Whitmire
Chief Financial Officer